Exhibit 10.2

                           FOURTH AMENDMENT TO WARRANT

         This FOURTH AMENDMENT TO WARRANT dated as of July 17, 1997 (this "Amendment") is by and between BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation ("Company"), and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), a New York corporation.

                                R E C I T A L S:

         WHEREAS, GE Capital is the holder of Warrant No. 2 issued by Company on December 30, 1996 (as from time to time amended, restated, supplemented or otherwise modified, the "Warrant");

         WHEREAS, GE Capital and Company wish to amend the Warrant as set forth herein;
and

         NOW THEREFORE, for and in consideration of the terms set forth herein and in the premises, the parties hereto agree as follows:

         1. Definitions. Except as otherwise set forth herein, all defined terms herein shall have the respective meanings ascribed thereto in the Warrant and the Loan Agreement.

         2. Amendment to Warrant. The Warrant is hereby amended as follows:

                  (a) The text ", subject to adjustment as provided herein" is inserted immediately after the text "No. of Shares of Common Stock:
         709.77" contained on the cover page and on page one of the Warrant.

                  (b) The following text is inserted as the final paragraph of the preamble contained on page one of the Warrant:

                  "Notwithstanding anything to the contrary contained herein or in any other Loan Document, if Term Loan C is not indefeasibly paid in full in cash on or prior to January 1, 1998 solely (a) pursuant to a repayment of the Second ARTRA Note in accordance with the terms thereof with funds other than those derived directly or indirectly from the Company or any Subsidiary thereof and/or (b) with funds derived from the issuance of common equity of the Company to the extent permitted in accordance with the terms of the Loan Agreement (whether or not the Loan Agreement shall then be in effect), then the number of Shares of Common Stock of the Company initially (and subject to further adjustment as provided herein) represented by this Warrant shall be increased to (i) 933.83 Shares of Common Stock as of February 1, 1998 and continuing through April 31, 1998, (ii) 1168.16 Shares of Common Stock as of May 1, 1998 and continuing through July 31, 1998 and (iii) 1413.27 Shares of Common Stock as of and continuing after August 1, 1998."

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                  (c) The text ", the Second ARTRA Note" is inserted immediately after the text "the ARTRA Note" appearing in the final paragraph of the definition of "Current Market Value" contained in Section 1 of the Warrant.

                  (d) The following  text is inserted as the final  paragraph of
         Section 1 of the Warrant:

                  "Except as otherwise set forth herein, all capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement, regardless of whether the Loan Agreement shall be in effect. Furthermore, notwithstanding the termination of any other Loan Document prior to the termination of this Warrant, for purposes of each reference herein to any such Loan Document or term used herein but defined therein, such reference shall be given effect to as if such Loan Document shall then be in full force and effect."

                  (e) The reference to "July 31, 1998" contained in subsection 14.1(b) of the Warrant is replaced with a reference to "July 15, 2000".

                  (f) Each reference to "July 31, 1998"  contained in subsection
         14.3 of the Warrant is replaced with a reference to "July 15, 2000".

         3.       Miscellaneous.  Upon the effectiveness of this Amendment:

                  (a) as amended hereby, the Warrant remains in full force and effect and is hereby ratified and confirmed;

                  (b) the terms of this Amendment shall be binding upon and inure to the benefit of the successors of Company and the successors and assigns of GE Capital and any Subsequent Holder;

                  (c) this Amendment shall be governed by the internal laws of the State of Illinois without regard to conflicts of laws provisions; and

                  (d) this Amendment may be executed in counterparts which when taken together shall be considered one and the same document.

                            [signature page follows]














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         WHEREAS,  each of the undersigned  has caused this Fourth  Amendment to
Warrant to be executed by its duly authorized officer as of the date first written above.


                                   BAGCRAFT CORPORATION OF AMERICA


                                   By: ___________________________________

                                   Title: ________________________________



                                   GENERAL ELECTRIC CAPITAL CORPORATION


                                   By: ___________________________________

                                   Title:  Duly Authorized Signatory